Exhibit 99.1

Veraz Networks, Inc. Reports Fourth Quarter and Year End 2008

Financial Results

Exceeds Fourth Quarter Guidance, Revenue Increases 15% Over Third Quarter

SAN JOSE, Calif., February 17, 2009 (BUSINESS WIRE) — Veraz Networks, Inc. (NASDAQ:VRAZ), the leading provider of Multimedia Generation Network (MGN) application, control, and bandwidth optimization products, today announced financial results for the fourth quarter and full year ended December 31, 2008.

Financial Highlights

•	Revenues were $26.3 million, exceeding the previous management guidance range of $22 million to $24 million.

•

Total gross margin percentage for the fourth quarter of 2008 strengthened to 60%, the highest gross margin percentage in six quarters. In addition, the IP product gross margin percentage was 65%, which is the highest quarterly performance in the history of Veraz.

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Net loss was ($0.9 million) or ($0.02) loss per share, which was lower than the previous management guidance range of ($3 million to $2 million), or ($0.07 to $0.05) loss per share. On a non-GAAP basis, Veraz recorded a net profit of $0.6 million, or $0.01 earnings per share (basic and fully diluted), which was better than the previous management guidance range of a non-GAAP net loss of ($2 million to $1 million), or ($0.05 to $0.02) loss per share.

•

Veraz returned to positive cash flow from operations in the fourth quarter, recording $4.1 million cash provided by operations, which was better than the previous management guidance range of a fourth quarter net cash used in operations of ($2 million to $3 million). As of the end of 2008, cash, cash equivalents and investments were $38.6 million and the Company had no debt.

“I am pleased to report that Veraz delivered better than expected quarterly results as we ended 2008,” said Doug Sabella, Chief Executive Officer of Veraz Networks. “Our switching and bandwidth optimization solutions continued to deliver strong value to our customers, resulting in expansions with our existing customers as well as the addition of new customers.”

Recent Highlights

Veraz continues to make significant progress in both increased market penetration and new product innovation in the fourth quarter of 2008.

•

Veraz announced the availability of SmartLink, an end-to-end bandwidth optimization solution to lower operating expenses for wireless service providers utilizing Veraz’s I-Gate 4000 family of media gateways.

•	Veraz launched its I-Gate 4000 EDGE SIP Gateway offering a migration path to IP networking without the need to forklift existing infrastructure.

•	Veraz announced deployments of its Network-adaptive Border Controller (N-aBC), a next generation Session Border Controller, with Dollar Phone Corp. and Digicel Group.

•

Veraz continued its progress in penetrating the Brazilian market. In the fourth quarter of 2008, Telecom Italia Mobile – Brazil (TIM) deployed our bandwidth optimization solutions, contributing greater than 10% of the Company’s revenue. As of the end of 2008, the top three wireless providers in Brazil have deployed Veraz IP solutions.

•	One of the largest mobile operators in Asia awarded their global Class 4 switching project to Veraz.

•	Veraz grew its IP customer base to over 115 customers, with product developments in over 80 countries, and added three new switching customers in the fourth quarter of 2008.

“The wireless market is increasingly embracing Veraz solutions,” said Sabella. “Today, our customers include 3 of the top 5, and 7 of the top 20 wireless providers in the world, operating in some of the fastest growing markets for mobile communications. Although the global economy continues to face challenges, we expect that wireless communications will continue to grow around the globe, and we are well positioned to take advantage of this growth.”

Financial Guidance

The company projects revenues for the first quarter of 2009 to be in the range of $21 million to $23 million, and a net loss on a GAAP basis of ($4 million to $3 million) or ($0.10 to $0.07) loss per share; and on a non-GAAP basis, a net loss of ($3 million to $2 million) or ($0.07 to $0.05) loss per share (after excluding stock compensation and SEC investigation expenses).

Conference Call Information

Veraz will host a conference call and live webcast at 4:30 p.m. (1:30 p.m. Pacific Time) this afternoon to discuss the results and the Company’s projected financial guidance. For parties in the United States and Canada, call 1-800-860-2442 to access the conference call. International parties can access the call at +1-412-858-4600. Veraz will offer a live webcast of the conference call, which will also include forward-looking information. The webcast will be accessible from the “Investor Relations” section of the Veraz website (www.veraznetworks.com). The webcast will be archived for a period of 30 days. A telephonic replay of the conference call will also be available two hours after the call and will run for two days. To hear the replay, parties in the United States and Canada should call 1-877-344-7529 and enter passcode 60000#. International parties should call +1-412-317-0088 and enter passcode 60000#. In addition, Veraz’s press release will be distributed via Business Wire and posted on the Veraz website before the conference call begins.

About Veraz Networks

Veraz Networks, Inc. (NASDAQ: VRAZ), is the leading provider of application, control, and bandwidth optimization products that enable the evolution to the Multimedia Generation Network (MGN). Service providers worldwide use the Veraz MGN portfolio to extend their current application suite and rapidly add customized multimedia services that drive revenue and ensure customer retention. The Veraz MGN separates the control, media, and application layers while unifying management of the network, thereby increasing service provider operating efficiency. Wireline and wireless service providers in over 60 countries have deployed products from the Veraz MGN portfolio, which includes the ControlSwitch(TM), Network-adaptive Border Controller, I-Gate 4000 Media Gateways, the VerazView Management System, and a set of prepackaged applications. Please visit www.veraznetworks.com.

Use of Non-GAAP Financial Measures

Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Veraz believes that presenting non-GAAP net (loss) income and non-GAAP net (loss) income allocable to common stockholders is useful to investors, because it describes the operating performance of Veraz. Veraz management uses these non-GAAP measures as important indicators of the company’s past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Veraz presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP. You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.

In respect of the foregoing, Veraz provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

— Stock-based compensation. These expenses consist of expenses for employee stock options, restricted stock units and employee stock purchases under SFAS 123(R). Veraz excludes stock-based compensation expenses from our non-GAAP measures primarily because they are non-cash expenses. As Veraz applies SFAS 123(R), it believes that it is useful to its investors to understand the impact of the application of SFAS 123(R) to its operational performance, liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. While stock-based compensation expense calculated in accordance with SFAS 123(R) constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense that typically requires or will require cash settlement by Veraz and because such expense is not used by management to assess the core profitability of our business operations. Veraz further believes these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. In addition, excluding this item from various non-GAAP measures facilitates comparisons to our competitors’ operating results.

— SEC investigation. Due to the one-time nature and magnitude of expense associated with the SEC investigation, Veraz excludes such expenses from its non-GAAP measures primarily because they are not indicative of ongoing operating results. Further, excluding this item from non-GAAP measures facilitates management’s internal comparisons to our historical operating results.

— Restructuring charges. Due to the nature of these involuntary employee terminations, which are in connection with the operational restructuring of the business, Veraz excludes such expenses from its non-GAAP measures primarily because they are not indicative of ongoing operating results. Further, excluding this item from non-GAAP measures facilitates management’s internal comparisons to our historical operating results.

This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to our expected financial results for the first quarter, the expected gross margins for Veraz and other risks and uncertainties described more fully in our documents filed with or furnished to the SEC. More information about these and other risks that may impact Veraz’s business is set forth in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2007 and our quarterly report on 10-Q for the quarter ended September 30, 2008 as filed with the SEC. These filings are available on a website maintained by the SEC at http://www.sec.gov/. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

A copy of this press release can be found on the investor relations page of Veraz’s website at www.veraznetworks.com.

Veraz Networks, Veraz, and ControlSwitch are registered trademarks of Veraz Networks, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.

VERAZ NETWORKS, INC AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(In thousands, except per share data, unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Revenues:
IP Products	$16,946	$20,941	$62,467	$79,369
DCME Products	3,485	8,245	8,515	24,360
Services	5,897	5,792	22,453	22,025

Total revenues	26,328	34,978	93,435	125,754

Cost of Revenues:
IP Products	5,958	7,573	24,485	32,198
DCME Products	1,432	2,924	3,390	8,566
Services	3,114	3,973	14,098	12,793

Total cost of revenues	10,504	14,470	41,973	53,557

Gross profit	15,824	20,508	51,462	72,197

Operating Expenses:
Research and development, net	5,109	7,829	25,840	31,004
Sales and marketing	7,796	8,627	30,753	28,583
General and administrative	3,138	2,589	15,309	9,671
Restructuring charges	40	—	834	—

Total operating expenses	16,083	19,045	72,736	69,258

Income (loss) from operations	(259)	1,463	(21,274)	2,939
Other income (expenses), net	(325)	346	(98)	996

Income (loss) before income taxes	(584)	1,809	(21,372)	3,935
Income taxes provision (benefit)	277	(283)	(412)	559

Net income (loss)	(861)	2,092	(20,960)	3,376

Deemed dividend on Series D convertible preferred stock	—	—	—	(5,980)

Net income (loss) allocable to common stockholders	$(861)	$2,092	$(20,960)	$(2,604)

Net income (loss) allocable to common stockholders per share - basic	$(0.02)	$0.05	$(0.50)	$(0.08)

Net income (loss) allocable to common stockholders per share - diluted	$(0.02)	$0.05	$(0.50)	$(0.08)

Weighted-average shares outstanding used in computing net income (loss) allocable to common stockholders per share — basic:	42,501	40,958	42,034	33,917

Weighted-average shares outstanding used in computing net income (loss) allocable to common stockholders per share — diluted:	42,501	46,122	42,034	33,917

VERAZ NETWORKS, INC AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP results

(In thousands, except per share data, unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2008		2007	2008		2007
Reported net income (loss) (GAAP basis)	$(861)		$2,092	$(20,960)		$(2,604)
Non-GAAP adjustment
Stock based compensation (1)	1,204		692	4,532		2,284
SEC informal inquiry matters (2)	196	—	—	2,451	—	—
Restructuring charges (3)	40	—	—	834	—	—

Non-GAAP net income (loss)	$579		$2,784	$(13,143)		$(320)

Weighted-average shares outstanding used in computing net income (loss) — diluted: (for Non-GAAP)	43,412		46,122	42,034		33,917

Reported net income (loss) per share - basic (GAAP basis)	$(0.02)		$0.05	$(0.50)		$(0.08)
Stock based compensation	0.03		0.02	0.11		0.07
SEC informal inquiry matters	0.00		0.00	0.06		0.00
Restructuring charges	0.00		0.00	0.02		0.00

Non-GAAP net income (loss) per share - basic	$0.01		$0.07	$(0.31)		$(0.01)

Reported net income (loss) per share - diluted (GAAP basis)	$(0.02)		$0.05	$(0.50)		$(0.08)
Stock based compensation	0.03		0.01	0.11		0.07
SEC informal inquiry matters	0.00		0.00	0.06		0.00
Restructuring charges	0.00		0.00	0.02		0.00

Non-GAAP net income (loss) per share - diluted	$0.01		$0.06	$(0.31)		$(0.01)

(1) Stock based compensation for the three and twelve months ended December 31, 2008 and 2007, was as follows:

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2008		2007	2008		2007
Cost of revenues	$236		$138	$900		$473
Research and development, net	342		203	1,381		597
Sales and marketing	397		205	1,350		682
General and administrative	229		146	901		532

	$1,204		$692	$4,532		$2,284

(2) Expenses related to SEC inquiry matters for the three and twelve months ended December 31, 2008 and 2007, was as follows:

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2008		2007	2008		2007
General and administrative	$196		$—	$2,451		$—

(3) Expenses related to Restructuring charges for the three and twelve months ended December 31, 2008 and 2007, was as follows:

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2008		2007	2008		2007
Restructuring charges	$40		$—	$834		$—

VERAZ NETWORKS, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, unaudited)

	December 31, 2008	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$35,388	$52,232
Restricted cash	604	610
Short term investments	2,650	5,354
Accounts receivable, net	31,666	40,814
Inventories	12,284	9,505
Prepaid expenses	2,097	1,497
Deferred tax assets	945	410
Other current assets	3,674	5,776
Due from related parties	912	686

Total current assets	90,220	116,884
Property and equipment, net	4,635	6,720
Other assets	345	143

Total assets	$95,200	$123,747

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,671	$11,066
Accrued expenses	13,204	16,983
Income tax payable	354	219
Current portion of loan payable	—	3,147
Current portion of deferred revenue	17,177	14,354
Due to related parties	6,670	10,438

Total current liabilities	43,076	56,207

Stockholders’ equity:
Common stock and additional paid-in-capital	129,078	124,122
Deferred stock-based compensation	(32)	(352)
Accumulated other comprehensive income (loss)	268	—
Accumulated deficit	(77,190)	(56,230)

Total stockholders’ equity	52,124	67,540

Total liabilities and stockholders’ equity	$95,200	$123,747